Exhibit 99

Chemed Reports Fourth-Quarter 2016 Results

CINCINNATI--(BUSINESS WIRE)--February 15, 2017--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2016, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 1.2% to $403 million
  GAAP Diluted EPS increased 12.8% to $1.94
  Adjusted Diluted EPS increased 6.6% to $2.10

VITAS segment operating results:

  Net Patient Revenue of $284 million, a decrease of 0.1%
  Average Daily Census (ADC) of 16,160, an increase of 2.9%
  Unit for Unit admissions of 15,889, an increase of 0.7%
  Net Income, including discrete items, of $26.4 million, a decrease of 0.3%
  Adjusted EBITDA of $46.2 million, a decrease of 0.4%

Roto-Rooter segment operating results:

  Revenue of $119 million, an increase of 4.5%
  Net Income of $13.7 million, an increase of 1.7%
  Adjusted EBITDA of $25.0 million, an increase of 2.7%
  Adjusted EBITDA margin of 21.0%, a decrease of 38 basis points

VITAS

Net revenue for VITAS was $284 million in the fourth quarter of 2016, which is a decrease of 0.1%, when compared to the prior-year period. This revenue decrease is comprised primarily of an average Medicare reimbursement rate increase of approximately 2.1%, a 2.9% increase in average daily census, offset by acuity mix shift which negatively impacted revenue 1.9% and changes in Medicare hospice reimbursement methodology which negatively impacted revenue 2.3%.

On January 1, 2016, CMS implemented a refinement to the Medicare hospice reimbursement per diem. This refinement eliminated the single-tier per diem for routine home care (RHC) and replaced it with a two-tiered rate, with a higher per diem rate for the first 60 days of a hospice patient’s care, and a lower rate for days 61 and after. In addition, CMS provided for a Service Intensity Add-on (SIA) payment which provides for reimbursement of care provided by a registered nurse or social worker for RHC patients within seven days prior to death. The reimbursement for continuous care, inpatient care and respite care are not impacted by this rebasing.

The current two-tiered national per diem rate for RHC is $190.41 for the first 60 days and $149.68 for RHC provided to patients in hospice beyond 60 days. An individual hospice’s actual per diem rate is adjusted for differences in geographic cost of living.

Rebasing in 2016 would be revenue neutral to a hospice if 37.6% of total RHC days-of-care being provided to patients in their first 60 days of admission and 62.4% of total RHC days-of-care provided to patients after the 60 days. (RHC Days-of-Care ratio).

In the fourth quarter of 2016, VITAS had a 24.2/75.8 RHC Days-of-Care ratio and generated approximately $1.2 million in SIA payments. This resulted in $6.5 million less revenue than under the previous Medicare reimbursement methodology.

VITAS did not have any adjustments to revenue related to the Medicare Cap billing limitation in the current or prior-year quarter.

At December 31, 2016, VITAS had 31 Medicare provider numbers, none of which has an estimated 2017 Medicare Cap billing limitation.

All of VITAS’ 31 unique Medicare provider numbers have a Medicare Cap cushion of 10% or greater for the trailing twelve month period.

Average revenue per patient per day in the quarter was $191.15, which is 3.0% below the prior-year period. Routine home care reimbursement and high acuity care averaged $162.23 and $709.64, respectively. During the quarter, high acuity days of care were 5.3% of total days of care, 63 basis points less than the prior-year quarter.

The fourth quarter of 2016 gross margin was 24.1%, which is essentially equal to the fourth quarter of 2015.

Selling, general and administrative expense was $23.4 million in the fourth quarter of 2016, which is an increase of 1.2% when compared to the prior-year quarter. Adjusted EBITDA totaled $46.2 million in the quarter, a decrease of 0.4% over the prior-year period. Adjusted EBITDA margin was 16.3% in the quarter which is essentially equal to the prior-year quarter.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $119 million for the fourth quarter of 2016, an increase of $5.2 million, or 4.5%, over the prior-year quarter. Revenue from water restoration totaled $13.7 million, an increase of 31.7% over the prior year.

Roto-Rooter’s gross margin in the quarter was 46.9%, a 38 basis point decline when compared to the fourth quarter of 2015. Adjusted EBITDA in the fourth quarter of 2016 totaled $25.0 million, an increase of 2.7%, and the Adjusted EBITDA margin was 21.0% in the quarter, 38 basis points below the prior year.

Chemed Consolidated

As of December 31, 2016, Chemed had total cash and cash equivalents of $15 million and debt of $109 million.

In June 2014 Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 112.5 basis points. At December 31, 2016, the Company had approximately $287 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through December 31, 2016, aggregated $39.8 million and compares to depreciation and amortization during the same period of $34.6 million.

On March 11, 2016, Chemed’s Board of Directors authorized an additional $100 million for stock repurchase under Chemed’s existing share repurchase program. On a year-to-date basis, the company has purchased 780,134 shares of Chemed stock at an aggregate cost of $102.3 million. The company did not purchase any shares of Chemed stock in the fourth quarter of 2016. As of December 31, 2016, there is $50.2 million of share repurchase authorization under this plan.

Guidance for 2017

Revenue growth for VITAS in 2017, prior to Medicare Cap, is estimated to be in the range of 4% to 5%. Admissions and Average Daily Census in 2017 are estimated to expand approximately 3% to 4% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14.5% to 15.0%. We are currently estimating $5.0 million for Medicare Cap billing limitations in 2017.

Roto-Rooter is forecasted to achieve full-year 2017 revenue growth of 3% to 4%. This revenue estimate is based upon increased job pricing of approximately 2% and continued growth in water restoration services. Adjusted EBITDA margin for 2017 is estimated in the range of 21.5% to 22.0%.

Based upon the above, full-year 2017 adjusted earnings per diluted share, excluding non-cash expense for stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $7.80 to $8.00. This compares to Chemed’s 2016 reported adjusted earnings per diluted share of $7.24.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, February 16, 2017, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (855) 715-1324 for U.S. and Canadian participants and +1 (503) 343-6664 for international participants. The participant passcode/Conference ID is 57003963. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 57003963. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 16,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water restoration services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or

10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2016	2015	2016	2015
Service revenues and sales	$403,476	$398,589	$1,576,881	$1,543,388
Cost of services provided and goods sold	279,083	275,973	1,115,431	1,087,610
Selling, general and administrative expenses (aa)	62,526	64,554	243,572	237,821
Depreciation	8,660	8,180	34,279	32,369
Amortization	85	723	359	1,130
Other operating expenses	-	-	4,491	-
Total costs and expenses	350,354	349,430	1,398,132	1,358,930
Income from operations	53,122	49,159	178,749	184,458
Interest expense	(884)	(799)	(3,715)	(3,645)
Other income--net (bb)	87	569	2,020	(687)
Income before income taxes	52,325	48,929	177,054	180,126
Income taxes	(20,136)	(19,000)	(68,311)	(69,852)
Net income	$32,189	$29,929	$108,743	$110,274

Earnings Per Share
Net income	$1.99	$1.78	$6.64	$6.54
Average number of shares outstanding	16,206	16,819	16,383	16,870

Diluted Earnings Per Share
Net income	$1.94	$1.72	$6.48	$6.33
Average number of shares outstanding	16,598	17,365	16,789	17,422

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2016	2015	2016	2015
SG&A expenses before long-term incentive compensation, O.I.G. expenses and the impact of market value gains related to deferred compensation plans	$60,137	$58,625	$234,321	$225,180
Long-term incentive compensation	1,029	3,764	1,930	7,519
O.I.G. expenses	1,155	1,137	5,260	4,974
Market value gains related to deferred compensation trusts	205	1,028	2,061	148
Total SG&A expenses	$62,526	$64,554	$243,572	$237,821

(bb)	Other income--net comprises (in thousands):
	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2016	2015	2016	2015
Market value gains related to deferred compensation trusts	$205	$1,028	$2,061	$148
Loss on disposal of property and equipment	(200)	(567)	(424)	(698)
Interest income	82	74	383	281
Other	-	34	-	(418)
Total other income--net	$87	$569	$2,020	$(687)

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	December 31,
	2016	2015
Assets
Current assets
Cash and cash equivalents	$15,310	$14,727
Accounts receivable less allowances	132,021	106,262
Inventories	5,755	6,314
Prepaid income taxes	3,709	10,653
Prepaid expenses	13,105	12,852
Total current assets	169,900	150,808
Investments of deferred compensation plans held in trust	54,389	49,481
Properties and equipment, at cost less accumulated depreciation	121,302	117,370
Identifiable intangible assets less accumulated amortization	55,065	55,111
Goodwill	472,366	472,322
Other assets	7,037	7,233
Total Assets	$880,059	$852,325

Liabilities
Current liabilities
Accounts payable	$39,586	$43,695
Current portion of long-term debt	8,750	7,500
Accrued insurance	47,960	43,972
Accrued compensation	53,979	52,817
Accrued legal	1,805	1,233
Other current liabilities	19,752	22,119
Total current liabilities	171,832	171,336
Deferred income taxes	14,291	21,041
Long-term debt	100,000	83,750
Deferred compensation liabilities	54,288	49,467
Other liabilities	15,549	13,478
Total Liabilities	355,960	339,072

Stockholders' Equity
Capital stock	34,270	33,985
Paid-in capital	639,703	603,006
Retained earnings	958,149	865,845
Treasury stock, at cost	(1,110,536)	(991,978)
Deferred compensation payable in Company stock	2,513	2,395
Total Stockholders' Equity	524,099	513,253
Total Liabilities and Stockholders' Equity	$880,059	$852,325

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2016	2015
Cash Flows from Operating Activities
Net income	$108,743	$110,274
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34,638	33,499
Provision for uncollectible accounts receivable	16,319	14,247
Stock option expense	8,330	5,445
Provision/(benefit) for deferred income taxes	(6,707)	6,325
Amortization of restricted stock awards	1,855	2,107
Noncash early retirement expense	1,747	-
Noncash long-term incentive compensation	1,301	6,644
Noncash directors' compensation	541	540
Amortization of debt issuance costs	519	523
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	(42,142)	4,132
Decrease/(increase) in inventories	559	(142)
Decrease/(increase) in prepaid expenses	(253)	(1,290)
Increase/(decrease) in accounts payable and other current liabilities	891	476
Increase in income taxes	13,886	344
Increase in other assets	(5,224)	(47)
Increase in other liabilities	7,105	1,320
Excess tax benefit on stock-based compensation	(7,195)	(14,042)
Other sources	480	1,145
Net cash provided by operating activities	135,393	171,500
Cash Flows from Investing Activities
Capital expenditures	(39,772)	(44,135)
Business combinations, net of cash acquired	-	(6,614)
Other sources	(90)	432
Net cash used by investing activities	(39,862)	(50,317)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	184,550	103,200
Payments on revolving line of credit	(159,550)	(153,200)
Purchases of treasury stock	(102,313)	(59,323)
Dividends paid	(16,439)	(15,605)
Capital stock surrendered to pay taxes on stock-based compensation	(8,772)	(15,734)
Proceeds from exercise of stock options	8,421	15,424
Payments on other long-term debt	(7,500)	(6,250)
Excess tax benefit on stock-based compensation	7,195	14,042
Increase/(decrease) in cash overdrafts payable	(736)	(1,177)
Other uses	196	(1,965)
Net cash used by financing activities	(94,948)	(120,588)
Increase/(Decrease) in Cash and Cash Equivalents	583	595
Cash and cash equivalents at beginning of year	14,727	14,132
Cash and cash equivalents at end of period	$15,310	$14,727

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Service revenues and sales	$284,186	$119,290	$-	$403,476
Cost of services provided and goods sold	215,722	63,361	-	279,083
Selling, general and administrative expenses (a)	23,354	30,922	8,250	62,526
Depreciation	4,690	3,838	132	8,660
Amortization	14	71	-	85
Total costs and expenses	243,780	98,192	8,382	350,354
Income/(loss) from operations	40,406	21,098	(8,382)	53,122
Interest expense (a)	(35)	(68)	(781)	(884)
Intercompany interest income/(expense)	2,130	981	(3,111)	-
Other income/(expense)—net	(57)	(60)	204	87
Income/(loss) before income taxes	42,444	21,951	(12,070)	52,325
Income taxes (a)	(16,023)	(8,272)	4,159	(20,136)
Net income/(loss)	$26,421	$13,679	$(7,911)	$32,189

2015
Service revenues and sales	$284,470	$114,119	$-	$398,589
Cost of services provided and goods sold	215,786	60,187	-	275,973
Selling, general and administrative expenses (b)	23,086	29,649	11,819	64,554
Depreciation	4,647	3,390	143	8,180
Amortization	578	145	-	723
Total costs and expenses	244,097	93,371	11,962	349,430
Income/(loss) from operations	40,373	20,748	(11,962)	49,159
Interest expense (b)	(36)	(74)	(689)	(799)
Intercompany interest income/(expense)	2,039	884	(2,923)	-
Other income/(expense)—net	(422)	(38)	1,029	569
Income/(loss) before income taxes	41,954	21,520	(14,545)	48,929
Income taxes (b)	(15,446)	(8,069)	4,515	(19,000)
Net income/(loss)	$26,508	$13,451	$(10,030)	$29,929

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Service revenues and sales	$1,123,317	$453,564	$-	$1,576,881
Cost of services provided and goods sold	878,092	237,339	-	1,115,431
Selling, general and administrative expenses (a)	92,550	118,812	32,210	243,572
Depreciation	19,035	14,698	546	34,279
Amortization	55	304	-	359
Other operating expenses	4,491	-	-	4,491
Total costs and expenses	994,223	371,153	32,756	1,398,132
Income/(loss) from operations	129,094	82,411	(32,756)	178,749
Interest expense (a)	(211)	(332)	(3,172)	(3,715)
Intercompany interest income/(expense)	7,969	3,595	(11,564)	-
Other income/(expense)—net	19	(62)	2,063	2,020
Income/(loss) before income taxes	136,871	85,612	(45,429)	177,054
Income taxes (a)	(51,910)	(32,719)	16,318	(68,311)
Net income/(loss)	$84,961	$52,893	$(29,111)	$108,743

2015
Service revenues and sales	$1,115,551	$427,837	$-	$1,543,388
Cost of services provided and goods sold	862,587	225,023	-	1,087,610
Selling, general and administrative expenses (b)	89,879	114,269	33,673	237,821
Depreciation	18,789	12,988	592	32,369
Amortization	758	372	-	1,130
Total costs and expenses	972,013	352,652	34,265	1,358,930
Income/(loss) from operations	143,538	75,185	(34,265)	184,458
Interest expense (b)	(200)	(348)	(3,097)	(3,645)
Intercompany interest income/(expense)	7,499	3,385	(10,884)	-
Other income—net	(816)	(19)	148	(687)
Income/(loss) before income taxes	150,021	78,203	(48,098)	180,126
Income taxes (b)	(56,675)	(29,630)	16,453	(69,852)
Net income/(loss)	$93,346	$48,573	$(31,645)	$110,274

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Net income/(loss)	$26,421	$13,679	$(7,911)	$32,189
Add/(deduct):
Interest expense	35	68	781	884
Income taxes	16,023	8,272	(4,159)	20,136
Depreciation	4,690	3,838	132	8,660
Amortization	14	71	-	85
EBITDA	47,183	25,928	(11,157)	61,954
Add/(deduct):
Intercompany interest expense/(income)	(2,130)	(981)	3,111	-
Interest income	(69)	(13)	-	(82)
Expenses related to OIG investigation	1,155	-	-	1,155
Amortization of stock awards	86	76	279	441
Advertising cost adjustment (c)	-	20	-	20
Litigation settlement costs	-	1	-	1
Stock option expense	-	-	2,071	2,071
Long-term incentive compensation	-	-	1,029	1,029
Adjusted EBITDA	$46,225	$25,031	$(4,667)	$66,589

2015
Net income/(loss)	$26,508	$13,451	$(10,030)	$29,929
Add/(deduct):
Interest expense	36	74	689	799
Income taxes	15,446	8,069	(4,515)	19,000
Depreciation	4,647	3,390	143	8,180
Amortization	578	145	-	723
EBITDA	47,215	25,129	(13,713)	58,631
Add/(deduct):
Intercompany interest expense/(income)	(2,039)	(884)	2,923	-
Interest income	(61)	(13)	-	(74)
Expenses related to OIG investigation	1,137	-	-	1,137
Amortization of stock awards	152	87	380	619
Acquisition expenses	-	11	-	11
Advertising cost adjustment (c)	-	50	-	50
Stock option expense	-	-	1,845	1,845
Long-term incentive compensation	-	-	3,764	3,764
Adjusted EBITDA	$46,404	$24,380	$(4,801)	$65,983

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2016
Net income/(loss)	$84,961	$52,893	$(29,111)	$108,743
Add/(deduct):
Interest expense	211	332	3,172	3,715
Income taxes	51,910	32,719	(16,318)	68,311
Depreciation	19,035	14,698	546	34,279
Amortization	55	304	-	359
EBITDA	156,172	100,946	(41,711)	215,407
Add/(deduct):
Intercompany interest expense/(income)	(7,969)	(3,595)	11,564	-
Interest income	(325)	(58)	-	(383)
Expenses related to OIG investigation	5,260	-	-	5,260
Early retirement expenses	4,491	-	-	4,491
Medicare cap sequestration adjustment	228	-	-	228
Amortization of stock awards	387	307	1,161	1,855
Net expenses related to litigation settlements	1,149	45	-	1,194
Advertising cost adjustment (c)	-	(1,333)	-	(1,333)
Stock option expense	-	-	8,330	8,330
Long-term incentive compensation	-	-	1,930	1,930
Adjusted EBITDA	$159,393	$96,312	$(18,726)	$236,979

2015
Net income/(loss)	$93,346	$48,573	$(31,645)	$110,274
Add/(deduct):
Interest expense	200	348	3,097	3,645
Income taxes	56,675	29,630	(16,453)	69,852
Depreciation	18,789	12,988	592	32,369
Amortization	758	372	-	1,130
EBITDA	169,768	91,911	(44,409)	217,270
Add/(deduct):
Intercompany interest expense/(income)	(7,499)	(3,385)	10,884	-
Interest income	(241)	(40)	-	(281)
Expenses related to OIG investigation	4,974	-	-	4,974
Amortization of stock awards	496	268	1,343	2,107
Net expenses related to litigation settlements	-	5	-	5
Acquisition expenses	-	172	-	172
Advertising cost adjustment (c)	-	(1,317)	-	(1,317)
Stock option expense	-	-	5,445	5,445
Long-term incentive compensation	-	-	7,519	7,519
Expenses related to securities litigation	-	-	37	37
Adjusted EBITDA	$167,498	$87,614	$(19,181)	$235,931

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net income as reported	$32,189	$29,929	$108,743	$110,274

Add/(deduct) the after-tax:
Long-term incentive compensation	651	2,377	1,221	4,752
Stock option expense	1,308	1,171	5,266	3,439
Early retirement expenses	-	-	2,840	-
Expenses related to OIG investigation	713	703	3,248	3,072
Acquisition expenses	-	6	-	104
Medicare cap sequestration adjustment	-	-	141	-
Net expenses related to litigation settlements	1	-	28	3
Expenses related to securities litigation	-	-	-	23
Adjusted net income	$34,862	$34,186	$121,487	$121,667

Diluted Earnings Per Share As Reported
Net income	$1.94	$1.72	$6.48	$6.33
Average number of shares outstanding	16,598	17,365	16,789	17,422

Adjusted Diluted Earnings Per Share
Net income	$2.10	$1.97	$7.24	$6.98
Adjusted average number of shares outstanding (d)	16,598	17,365	16,789	17,422

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
OPERATING STATISTICS	2016	2015	2016	2015
Net revenue ($000) (e)
Homecare	$228,463	$224,278	$887,940	$865,145
Inpatient	23,724	22,954	97,580	99,439
Continuous care	31,999	37,238	138,025	150,802
Total before Medicare cap allowance	$284,186	$284,470	$1,123,545	$1,115,386
Medicare cap allowance	-	-	(228)	165
Total	$284,186	$284,470	$1,123,317	$1,115,551
Net revenue as a percent of total before Medicare cap allowance
Homecare	80.4%	78.8%	78.9%	77.6%
Inpatient	8.3	8.1	8.7	8.9
Continuous care	11.3	13.1	12.4	13.5
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	-	-	-	-
Total	100.0%	100.0%	100.0%	100.0%
Average daily census ("ADC") (days)
Homecare	12,241	11,707	12,040	11,372
Nursing home	3,065	3,062	3,037	3,035
Routine homecare	15,306	14,769	15,077	14,407
Inpatient	383	377	400	412
Continuous care	471	551	515	566
Total	16,160	15,697	15,992	15,385

Total Admissions	15,889	15,790	65,094	65,872
Total Discharges	16,282	15,915	64,689	64,900
Average length of stay (days)	91.4	89.8	86.7	81.6
Median length of stay (days)	16.0	17.0	16.0	15.0
ADC by major diagnosis
Neurological	20.3%	22.8%	21.1%	23.2%
Cancer	15.4	15.6	15.3	16.4
Cardio	16.9	17.4	17.1	17.4
Cerebro	33.4	29.9	32.7	29.1
Respiratory	7.8	7.7	7.8	7.8
Other	6.2	6.6	6.0	6.1
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	11.3%	12.1%	11.0%	12.3%
Cancer	32.2	31.5	31.8	32.0
Cardio	16.0	15.2	15.4	15.3
Cerebro	21.6	19.7	21.0	19.0
Respiratory	10.8	9.5	10.2	9.9
Other	8.1	12.0	10.6	11.5
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (f)
Routine homecare	53.1%	54.7%	52.1%	53.4%
Inpatient	1.2	1.3	2.3	5.0
Continuous care	15.8	16.1	14.2	16.1
Homecare margin drivers (dollars per patient day)
Labor costs	$56.11	$53.96	$56.41	$55.58
Combined drug, home medical equipment and medical supplies cost	14.99	16.08	15.66	16.15
Inpatient margin drivers (dollars per patient day)
Labor costs	$363.06	$358.52	$350.56	$350.06
Continuous care margin drivers (dollars per patient day)
Labor costs	$602.30	$596.21	$607.52	$592.48
Bad debt expense as a percent of revenues	1.2%	1.0%	1.2%	1.0%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	36.5	37.5	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	32.6	26.7	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2016 AND 2015
(unaudited)

(a)	Included in the results of operations 2016 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		For the Three Months Ended December 31, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,155)	$-	$-	$(1,155)
	Litigation settlement expenses	-	(1)	-	(1)
	Long-term incentive compensation	-	-	(1,029)	(1,029)
	Stock option expense	-	-	(2,071)	(2,071)
	Pretax impact on earnings	(1,155)	(1)	(3,100)	(4,256)
	Income tax benefit on the above	442	-	1,141	1,583
	After-tax impact on earnings	$(713)	$(1)	$(1,959)	$(2,673)

		For the Year Ended December 31, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Services revenues and sales
	Medicare cap sequestration adjustment	$(228)	$-	$-	$(228)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(5,260)	-	-	(5,260)
	Litigation settlement expenses	-	(45)	-	(45)
	Early retirement expenses	(4,491)	-	-	(4,491)
	Long-term incentive compensation	-	-	(1,930)	(1,930)
	Stock option expense	-	-	(8,330)	(8,330)
	Pretax impact on earnings	(9,979)	(45)	(10,260)	(20,284)
	Income tax benefit on the above	3,750	17	3,773	7,540
	After-tax impact on earnings	$(6,229)	$(28)	$(6,487)	$(12,744)

(b)	Included in the results of operations 2015 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		For the Three Months Ended December 31, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,137)	$-	$-	$(1,137)
	Acquisition expenses	-	(11)	-	(11)
	Stock option expense	-	-	(3,764)	(3,764)
	Long-term incentive compensation	-	-	(1,845)	(1,845)
	Pretax impact on earnings	(1,137)	(11)	(5,609)	(6,757)
	Income tax benefit on the above	434	5	2,061	2,500
	After-tax impact on earnings	$(703)	$(6)	$(3,548)	$(4,257)

		For the Year Ended December 31, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(4,974)	$-	$-	$(4,974)
	Net expenses related to litigation settlements	-	(5)	-	(5)
	Acquisition expenses	-	(172)	-	(172)
	Long-term incentive compensation	-	-	(7,519)	(7,519)
	Stock option expense	-	-	(5,445)	(5,445)
	Expenses related to securities litigation	-	-	(37)	(37)
	Pretax impact on earnings	(4,974)	(177)	(13,001)	(18,152)
	Income tax benefit on the above	1,902	70	4,787	6,759
	After-tax impact on earnings	$(3,072)	$(107)	$(8,214)	$(11,393)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2016 and 2015, GAAP advertising expense for Roto-Rooter totaled $7,323,000 and $6,952,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2016 and 2015 would total $7,303,000 and $6,902,000, respectively.

Similarly, for the years ended December 31, 2016 and 2015, GAAP advertising expense for Roto-Rooter totaled $26,717,000 and $25,438,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2016 and 2015 would total $28,050,000 and $26,755,000, respectively.

(d)

VITAS has 9 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 17 small (less than 200 ADC) hospice programs. For the current Medicare cap year there are no programs with a cap liability.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901